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                                                                   EXHIBIT 10.27

                                   AGREEMENT
                                   ---------

     THIS AGREEMENT is dated as of June 15, 1998 between AUTOIMMUNE INC., a Delaware corporation ("AutoImmune") and ANTIGENICS, LLC, a Delaware limited liability company ("Antigenics").

                                  BACKGROUND
                                  ----------

     AutoImmune, as Sublandlord, and Antigenics, as Subtenant, entered into a Sublease, effective as of November 1, 1997, for certain premises on the 400, 500 and 600 levels in the building known as Building B of One Ledgemont Center (the "Subleased Premises") (the "Sublease"). Capitalized terms used herein shall have the same meaning ascribed to them in the Sublease. AutoImmune and Antigenics have consented to termination of the Sublease to ensure that Antigenics will vacate the Subleased Premises by a date certain, subject to the terms and provisions of this Agreement. Neither party acknowledges any default under the terms of the Sublease.

     NOW, THEREFORE, AutoImmune and Antigenics hereby agree as follows:

          1. AutoImmune and Antigenics agree that the Sublease was terminated as of June 15, 1998. Subject to the terms and provisions of this Agreement, however, Antigenics may continue to occupy the Subleased Premises (except for the "Excluded 600 Level Space" [defined herein]) until
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             September 30, 1998 (the period commencing on June 16, 1998 and ending on September 30, 1998 shall be referred to herein as the "Contingent Occupancy Period"), subject to the provisions of
             Section 15. Antigenics' occupancy of the Subleased Premises (except for the Excluded 600 Level Space) during the Contingent Occupancy Period shall be subject to all of the terms and provisions of the Sublease, as modified by this Agreement; however, nothing in this Agreement shall be construed to create a new tenancy between AutoImmune and Antigenics.

          2. Except for one office located on the 600 level of the Subleased Premises, which office is shown on Exhibit A hereto as the "Occupied Office," Antigenics shall vacate all other portions of the 600 Level of the Subleased Premises effective as of the date hereof (such other portions of the 600 Level of the Subleased Premises shall be referred to herein as the "Excluded 600 Level Space") (As used hereinafter in this Agreement, the term "Subleased Premises" shall be deemed to mean the Subleased Premises prior to the date of this Agreement minus the Excluded 600 Level Space). Effective as of the date hereof, Antigenics shall have no right to use or access, nor allow other parties to use or access, any portion of the Excluded 600 Level Space. Antigenics shall have no right to deny AutoImmune, AutoImmune's tenants, Overlandlord or

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             Overlandlord's tenants access to, nor shall Antigenics have the right to prevent any of such parties from using, all or any portion of the Excluded 600 Level Space.

          3. On the date hereof, Antigenics shall pay to AutoImmune the aggregate amount of Annual Rent, additional rent and other charges due under the Sublease (except for Level 600 for the period May 16, 1998 through June 15, 1998) for the period beginning on April 1, 1998 and ending on June 15, 1998, which the parties hereby stipulate is $119,153.10.

          4. Antigenics shall also pay to AutoImmune payments for use and occupancy (the "Occupancy Payments") for and on account of its occupancy of the Subleased Premises during the Contingent Occupancy Period. The Occupancy Payments for the Contingent Occupancy Period shall be payable at the rate of $33,413.85 per month. Antigenics shall pay the entire sum (i.e., $116,949.49) of all Occupancy Payments due for and during the Contingency Occupancy Period, in advance on the date hereof, subject to Sections 5 and 15 hereof.

          5. AutoImmune agrees to purchase from Antigenics the office furniture described in the Bill of Sale which is annexed as Exhibit B hereto, which furniture is currently located in the Subleased Premises, for the

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             aggregate price of $27,942. Such amount shall be paid for by
             AutoImmune by providing Antigenics with a credit against the aggregate amount of Occupancy Payments due from Antigenics on the date hereof. The purchase of such furniture (the "Purchased Furniture") shall be effective as of the date hereof. Simultaneously with the execution of this Agreement by Antigenics, Antigenics shall execute and deliver to AutoImmune a Bill of Sale in the form of Exhibit B hereto. Antigenics shall permit AutoImmune to enter the Subleased Premises and remove certain of the Purchased Furniture within fifteen (15) days of receiving a prior written notice from AutoImmune, not to exceed five (5) items of any category in Exhibit B.

          6. Simultaneously herewith, AutoImmune and Antigenics shall execute an Agreement For Judgement in the form attached hereto as Exhibit C. Antigenics hereby authorizes AutoImmune to file such Agreement For Judgement in a Summary Process Action which AutoImmune shall promptly commence in the Commonwealth of Massachusetts, District Court Department of the Trial Court, Concord Division (the "Summary Process Action"). Antigenics hereby waives all notice and termination requirements under the Sublease. Antigenics agrees to accept service of the Summary Process Complaint at the Subleased Premises and hereby waives all claims for insufficient or inadequate service of process in such

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             Summary Process Action. Antigenics waives all of its rights to appeal from the Judgement which shall be entered in the Summary Process Action in accordance with such Agreement for Judgement, and Antigenics will not object to the issuance of a Writ of Execution on such Judgement (the "Execution").

          7. As long as no "Eviction Default" (as defined in Section 9 of this Agreement) has occurred, AutoImmune agrees to forbear from enforcing the Execution. Subject to the prior sentence, AutoImmune will hold the Execution in escrow during the Contingent Occupancy Period.

          8. Antigenics shall vacate the Subleased Premises on or before the last day of the Contingent Occupancy Period and shall leave the same in the "yield up condition" (as defined in Section 5.1.9 of the Overlease and incorporated by reference into the Sublease) required of the Subtenant by the Sublease as of the expiration or sooner termination of the Sublease term. Without limiting the generality of the foregoing, Antigenics agrees to remove, or to arrange for the removal of, all of its personal property from the Subleased Premises on or before the last day of the Contingent Occupancy Period. Antigenics also agrees to remove, at Antigenics' sole cost and expense, on or before the last day of the Contingent Occupancy Period, that certain Lab Irradiator currently located on Level

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             400 of the Subleased Premises (the "Irradiator") from the Subleased
             Premises. Antigenics shall repair any damage to the Subleased Premises caused by the removal of the Irradiator and any of its personal property. Antigenics specifically acknowledges and agrees that AutoImmune shall have no responsibility to remove the Irradiator from the Subleased Premises.

          9. Upon the occurrence of an Eviction Default as defined herein, AutoImmune shall have the right to enforce the Execution immediately and without further notice. The occurrence of any one or more of the following events shall constitute an "Eviction Default": (i) Antigenics fails to vacate the Subleased Premises on or before September 30, 1998 in accordance with the provisions of the Sublease and this Agreement; (ii) Antigenics fails to maintain the Subleased Premises in the condition required of the Subtenant under the Sublease; (iii) Antigenics fails to maintain the insurance required of the Subtenant under the Sublease; or (iv) Antigenics fails to abide by any of the provisions of this Agreement.

         10. In the event of a breach of this Agreement by a party, the breaching party shall pay all of the non-breaching party's legal fees and expenses incurred in enforcing the non-breaching party's rights under this Agreement.

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         11. Any notice or other communication given pursuant to the provisions of this Agreement shall be deemed to have been given only if in writing and, only if hand-delivered or mailed by overnight mail via a nationally recognized overnight carrier that maintains receipts, if to AutoImmune in care of AutoImmune Inc., 128 Spring Street, Lexington, Massachusetts 02173, Attention: Heather Ellerkamp, and if to Antigenics at 630 Fifth Avenue, Suite 2170, New York, New York 10011, Attention: Garo Armen, with a copy to the Subleased Premises, except that service of process of Antigenics in connection with the Summary Process Action shall be only required to be made at the Subleased Premises, and Antigenics agrees to accept such service of process at the Subleased Premises.

         12. Antigenics agrees that the $25,231.50 Security Deposit under the Sublease shall be held by AutoImmune as a security deposit under this Agreement (the "Security Deposit"). The Security Deposit shall be held by AutoImmune in a non-interest bearing account, and shall serve to partially secure Antigenics' obligations under this Agreement. The Security Deposit may be applied, at AutoImmune's sole discretion, to fulfill any of Antigenics' obligations under this Agreement. In no event shall Antigenics have any right to direct AutoImmune how to apply the

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             Security Deposit. Provided there is not then any breach of any undertaking of this Agreement by Antigenics, the Security Deposit (to the extent the same has not been previously utilized by AutoImmune as described herein) shall be returned to Antigenics within fifteen (15) days of the last day of the occupancy of the Subleased Premises by Antigenics.

         13. The parties to this Agreement hereby release, remise and forever discharge one another of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages and any and all claims, demands and liabilities whatsoever of every name and nature, both at law and in equity, arising out of or connected with or incidental to the Sublease and the Subleased Premises, whether known or unknown, contingent or uncontingent, from the beginning of the world to the date of this Agreement. Antigenics also releases, remises and forever discharges AutoImmune from all debts, demands, causes of action, suits, accounts, covenants, contracts, agreements, damages and any and all claims, demands and liabilities arising out of the institution by AutoImmune of the Summary Process Action and any actions taken by AutoImmune in connection therewith to the extent the same are authorized by this Agreement. Notwithstanding the generality of the

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             foregoing, AutoImmune does not release Antigenics from its obligations pursuant to the Summary Process Action.

         14. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         15. Notwithstanding the other terms and provisions of this Agreement, Antigenics, by written notice given to AutoImmune prior to August 1, 1998, shall have the right to vacate the Subleased Premises in its entirety on or before August 31, 1998 (the "Pre-September 1, 1998 Vacation"). In the event of a Pre-September 1, 1998 Vacation by Antigenics, AutoImmune shall pay to Antigenics $33,414.85 (i.e., the Occupancy Payment for September of 1998) by September 20, 1998 so long as each of the following events have occurred: (i) Antigenics is in full compliance with all its obligations under this Agreement as of September 1, 1998, including, without limitation, Antigenics' obligations to remove the Irradiator and all of its personal property from the Subleased Premises and to leave the Subleased Premises in the condition required by the Sublease upon the expiration or sooner termination of the Sublease term; and (ii) Antigenics provides notice to AutoImmune of the Pre-September 1, 1998 Vacation on or before August 1, 1998.

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     WITNESS the execution hereof as an instrument under seal as of the day and year first above written.



                              AUTOIMMUNE INC.


                              By: /s/ Robert C. Bishop
                                  ----------------------
                              Robert C. Bishop, CEO



                              ANTIGENICS, LLC


                              By: /s/ Garo Armen
                                  ----------------------
                              Garo Armen, President

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                                   EXHIBIT A
                                   ---------

                   Plan Showing Occupied Office on 600 Level

                 [Map Depicting Occupied Office on 600 Level]

                                   EXHIBIT B
                                   ---------

        Bill of Sale for Office Furniture Purchased by AutoImmune Inc.

                                   EXHIBIT B
                                   ---------

                                 BILL OF SALE
                                 ------------

     ANTIGENICS, LLC, in consideration of the total sum of $27,942.00 to it paid by AUTOIMMUNE INC., the receipt whereof is hereby acknowledged, does hereby grant, bargain and sell to AUTOIMMUNE INC., its successors and assigns, the items of personal property listed on Schedule B-1 attached hereto.

     To have and to hold all and singular the personal property to the said AUTOIMMUNE INC., its successors and assigns, to their own use, forever.

     And ANTIGENICS, LLC, hereby covenants that it is the lawful owner of such personal property; that such personal property is free from all encumbrances; that it has the right to sell the same as aforesaid; and that it will warrant and defend the same against the lawful claims and demands of all persons.

     IN WITNESS WHEREOF, ANTIGENICS, LLC has executed this Bill of Sale on this ____ day of July, 1998.


                                        ANTIGENICS, LLC

                                        By: __________________________
                                           Its

STATE OF ____________________         )
                                      ) SS
COUNTY OF _____________               )


     On this ____ day of July 1998, before me appeared _______________________
me known, who being duly sworn, did depose and say that they are the___________ _________________________________ of ANTIGENICS, LLC, the limited liability company named in and which executed the foregoing instrument, that said instrument was signed by them on behalf of said limited liability company and they acknowledged said instrument to be the free act and deed of said limited liability company.

                                     ____________________________
                                       Notary Public

                                     Commission Expires: _________________
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                            [Office Equipment List]
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                                   EXHIBIT C
                                   ---------

                            Agreement for Judgment

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                                   EXHIBIT C
                                   ---------

                         COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, ss.                                      CONCORD DISTRICT COURT
                                                           SUMMARY PROCESS

                                        CIVIL ACTION NO.______

AUTOIMMUNE INC.               )
                              )
                              )
        Plaintiff,            )
                              )
v.                            )                     AGREEMENT FOR JUDGMENT
                              )                     ----------------------
ANTIGENICS, LLC               )
                              )
        Defendant.            )
                              )

        Plaintiff AutoImmune Inc., and defendant Antigenics, LLC hereby stipulate and agree that: (a) Judgment for the plaintiff AutoImmune Inc. for possession shall enter this day; (b) because neither party admits any fault, no award of damages or costs shall be entered for either party; and (c) the parties having waived all rights of appeal, execution shall issue forthwith.

AUTOIMMUNE INC.                               ANTIGENICS, LLC

By its Attorneys:                             By:


_____________________________                 __________________________
Timothy M. Smith, Esq. (BBO#550397)
David L. Ferrera, Esq. (BBO#631183)
NUTTER, McCLENNEN & FISH, LLP
One International Place
Boston, MA 02110-2699
(617) 439-2000

Dated:  ________, 1998                                Dated:  _________, 1998